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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      October 13, 1999
                                                --------------------------


                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


          DELAWARE                       000-24387                52-2080967
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(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)


          84 INVERNESS CIRCLE EAST
            ENGLEWOOD, COLORADO                                    80112
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:  Not Applicable
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                         NAVIGANT INTERNATIONAL, INC.

                                   FORM 8-K

                               OCTOBER 13, 1999


ITEM 5   OTHER EVENTS
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     On October 13, 1999, Navigant International, Inc. entered into a Limited
Liability Company Agreement with OZ Domestic Partners, L.P. and OZ SPCI, Ltd, forming NavigantVacations.com. The $15 million investment by 0Z Domestic Partner, L.P. and OZ SPCI, Ltd. can be converted to an approximate 22.5% stake in the subsidiary. A copy of the press release is included as Exhibit 99.1.


ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS
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(a)  Pro Forma Financial Information

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     10.1  Limited Liability Company Agreement of NavigantVacations.com, LLC

     99.1  Press release, dated October 14, 1999.




           SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  October 27, 1999.


                                    NAVIGANT INTERNATIONAL, INC.
                                    a Delaware corporation


                                    By:     /s/  Robert C. Griffith
                                        -------------------------------------
                                          Name:  Robert C. Griffith
                                          Title: Chief Financial Officer and
                                                 Treasurer
                                                 (Principal Financial and
                                                  Accounting Officer)

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